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                                                           EXHIBIT 1 TO FORM 8-K

                         [ERNST & YOUNG LLP LETTERHEAD]


April 19, 2002


Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated April 19, 2002, of MPSI Systems, Inc. and are in agreement with the statements contained in the first paragraph on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                                           /s/ Ernst & Young LLP